                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Select Equity Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolios

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the funds may focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read each fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R, Institutional Class, Investment Class and Premier Class shares are not subject to sales charges.

Shareholders redeeming Class A, Investment Class and Institutional Class shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the Life of Fund periods shown for Class A, B, C, R and Institutional shares and during all periods shown for the Premier Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and Class R shares prior to their inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	13.77%	8.14%	2.54%	10.11%
Class B	12.87%	7.27%	1.64%	9.21%
Class C	13.00%	7.27%	1.64%	9.21%
Class R	13.47%	7.80%	2.18%	9.81%
Institutional Class	13.97%	8.32%	2.68%	10.37%
MSCI EAFE Index+	18.84%	9.42%	-.92%	4.27%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Investment Class	13.75%	8.09%	2.25%	2.25%
MSCI EAFE Index+	18.84%	9.42%	-.92%	-.92%
Scudder International Select Equity Fund	1-Year	3-Year	Life of Class***
Premier Class	14.25%	8.57%	-6.23%
MSCI EAFE Index+	18.84%	9.42%	2.44%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.

*** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class	Premier Class
Net Asset Value:
10/31/04	$ 10.21	$ 9.97	$ 9.97	$ 17.73	$ 18.00	$ 18.00	$ 17.92
10/31/03	$ 9.08	$ 8.87	$ 8.86	$ 15.77	$ 16.01	$ 16.02	$ 15.92
Distribution Information:
Twelve Months: Income Dividends as of 10/31/04	$ .11	$ .04	$ .04	$ .20	$ .16	$ .24	$ .24
Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	122	of	201	61
3-Year	34	of	173	20
5-Year	4	of	129	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Select Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,723	$11,920	$10,683	$23,450
	Average annual total return	7.23%	6.03%	1.33%	9.42%
Class B	Growth of $10,000	$10,987	$12,145	$10,792	$23,020
	Average annual total return	9.87%	6.69%	1.54%	9.21%
Class C	Growth of $10,000	$11,300	$12,345	$10,847	$23,020
	Average annual total return	13.00%	7.27%	1.64%	9.21%
Class R	Growth of $10,000	$11,347	$12,526	$11,139	$24,254
	Average annual total return	13.47%	7.80%	2.18%	9.81%
MSCI EAFE Index+	Growth of $10,000	$11,884	$13,102	$9,551	$14,831
	Average annual total return	18.84%	9.42%	-.92%	4.27%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Growth of an Assumed $1,000,000 Investment
[] Scudder International Select Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,139,700	$1,270,900	$1,141,500	$2,542,100
	Average annual total return	13.97%	8.32%	2.68%	10.37%
MSCI EAFE Index+	Growth of $1,000,000	$1,188,400	$1,310,200	$955,100	$1,483,100
	Average annual total return	18.84%	9.42%	-.92%	4.27%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Comparative Results as of 10/31/04
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$11,375	$12,629	$11,178	$11,178
	Average annual total return	13.75%	8.09%	2.25%	2.25%
MSCI EAFE Index+	Growth of $10,000	$11,884	$13,102	$9,551	$9,551
	Average annual total return	18.84%	9.42%	-.92%	-.92%

The growth of $10,000 is cumulative.

** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.

Comparative Results as of 10/31/04
Scudder International Select Equity Fund		1-Year	3-Year	Life of Class***
Premier Class	Growth of $5,000,000	$5,712,500	$6,398,500	$3,703,500
	Average annual total return	14.25%	8.57%	-6.23%
MSCI EAFE Index+	Growth of $5,000,000	$5,942,000	$6,551,000	$5,596,500
	Average annual total return	18.84%	9.42%	2.44%

The growth of $5,000,000 is cumulative.

The minimum initial investment for Premier Class shares is $5,000,000.

*** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Premier Class limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class R
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,028.20	$ 1,024.70	$ 1,024.70	$ 1,026.80
Expenses Paid per $1,000*	$ 7.10	$ 10.91	$ 10.91	$ 8.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,018.21	$ 1,014.44	$ 1,014.44	$ 1,016.88
Expenses Paid per $1,000*	$ 7.06	$ 10.85	$ 10.85	$ 8.40
Actual Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,028.40	$ 1,029.20	$ 1,030.50
Expenses Paid per $1,000*	$ 7.07	$ 5.80	$ 4.64
Hypothetical 5% Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,018.24	$ 1,019.48	$ 1,020.64
Expenses Paid per $1,000*	$ 7.03	$ 5.78	$ 4.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R
Scudder International Select Equity Fund	1.39%	2.14%	2.14%	1.65%
Annualized Expense Ratios	Investment Class	Institutional Class	Premier Class
Scudder International Select Equity Fund	1.38%	1.13%	0.90%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder International Select Equity Fund:
A Team Approach to Investing

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), which is part of Deutsche Asset Management, is the investment advisor for Scudder International Select Equity Fund. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Effective November 22, 2004, Clare Gray will no longer be a Co-Manager of the fund.

Portfolio Management Teams

Alexander Tedder

Managing Director, Deutsche Asset Management and Lead Manager of the fund.

Head of EAFE Equity Portfolio Selection team.

Joined the investment advisor in 1994.

Prior to that, was a European analyst (1990-1994) and representative (1992-1994) for Schroders.

14 years of investment experience.

Fluent in German, French, Italian and Spanish.

Masters in Economics and Business Administration from Freiburg University.

Clare Gray, CFA

Director, Deutsche Asset Management and Co-Manager of the fund.

Joined the investment advisor in 1993.

Over 10 years of investment industry experience.

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the fund.

Joined Deutsche Asset Management in 1995 and the funds in 2004.

Portfolio manager for EAFE Equities and Global Equities.

Sangita Uberoi, CFA

Director, Deutsche Asset Management and Manager of the fund.

Joined Deutsche Asset Management in 1994 and the funds in 2004.

Portfolio manager for EAFE Equities.

Previous experience includes two years in equity research and investments at Lehman Brothers and Smith Barney.

In the following interview, Portfolio Manager Alex Tedder discusses Scudder International Select Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did the international stock markets perform during the past year?

A:  International equities performed well during the fund's fiscal year, as investors responded to a continued environment of moderate global growth, steady gains in corporate earnings and low absolute levels of interest rates worldwide. An additional factor helping overseas markets was the strength in foreign currencies relative to the US dollar. Since foreign shares are denominated in local-country currencies, a gain in the value of the currency helps increase the value of the investment in US dollar terms. During the past year, for instance, the value of the euro rose 11.5% against the dollar, while the British pound and Japanese yen rose 9.2% and 4.4%, respectively. This provided a substantial boost to the gains enjoyed by dollar-based investors during the period, contributing approximately 8% to the 18.84% return of the MSCI EAFE Index.1

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that tracks international stock performance in 21 developed markets in Europe, Australasia and the Far East. Index returns assume reinvestment of all distributions and, unlike the fund, do not reflect fees or expenses. It is not possible to invest directly in an index.

The strong performance of the international markets occurred despite ongoing investor nervousness over political turmoil, soaring oil prices, a possible economic slowdown in China and rising interest rates in the United States. This nervousness led to volatility in the world markets, particularly during the second quarter. Investors tended to favor stocks perceived to be more conservative, helping value stocks outperform their growth counterparts. Given this value bent in the markets, it is no surprise that some of the top-performing industry groups during the period were the traditional "safe havens" — the higher-yielding utility and energy sectors — while on the other end of the spectrum, the higher-risk technology sector lagged the performance of the broader MSCI EAFE Index.

On a regional basis, European markets outpaced Japan, which lagged during the second half of the period as investor concerns about the impact of a strong yen on exporters outweighed the positive news of a six-year high in Japanese business confidence and strong industrial production results.2 Stocks in the emerging markets performed particularly well, generally benefiting from growth in domestic consumption and rising returns on equity. Despite this recent strong performance, valuations in emerging markets remain compelling as stocks are still priced at a discount relative to comparable equities issued in developed markets.3

2 A strong currency can slow a region's economy by making the region's goods and services more expensive to consumers in other countries.

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Q:  How did the fund perform in this environment?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 13.77% (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) For the period, the MSCI EAFE benchmark returned 18.84%, and the average return of the 201 funds in the Lipper International Large-Cap Core Funds category was 14.63%.4

4 Funds in the Lipper International Large-Cap Core Funds category are defined as those that invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year-weighted basis) greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-US Broad Market Index (BMI). Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-US BMI.

Although the fund produced strong performance on an absolute basis, on a relative basis it trailed its benchmark and peer group. Much of the strength in the benchmark, in relation to both the fund and the average Lipper peer, was due to the substantial outperformance of value stocks as investors flocked to perceived safe havens. Still, we believe that the best way to achieve long-term outperformance is to stay true to our approach, emphasizing companies with quality and sustainable growth of earnings and strong business models or franchises that allow them pricing power. Examples of such companies are natural price leaders in industries with high barriers to entry, companies in regulated industries or that benefit from state monopolies, and dominant brand or service franchises.

Q:  What elements of the fund's positioning contributed to its relative underperformance?

A:  Several factors played a part in the fund's underperformance. It is important to consider that the fund is a concentrated "select" portfolio, which may exhibit a slightly higher volatility than more broadly diversified portfolios, particularly during short-term periods. In the longer term, the concentration effect on portfolio volatility becomes increasingly muted.

The most important detractors from the fund's relative performance were key holdings in the industrial sector. Two stocks, in particular, detracted from returns. An overweight position in Mitsubishi Corp. detracted from performance following news of DaimlerChrysler's decision not to fund additional capital in a joint investment — Mitsubishi Motors — causing concerns regarding Mitsubishi Corp.'s potential liability to help finance the ailing motor company. A new financing plan for Mitsubishi Motors was negotiated, and a group of investors participated, including Mitsubishi Corp. and several banks. Also within industrials, shares of the Norwegian shipping and transport company A. P. Moeller-Maersk declined as forecasts for its profit margin growth were revised downward following news that the company had difficulty raising its transport rates. (As of October 31, 2004, the position in A. P. Moeller-Maersk was sold.)

Health care stocks also disappointed during the period. Our holding in Smith & Nephew PLC, a UK manufacturer of orthopedic medical devices, performed well in the first half of the year but declined significantly in July when the company reported softer-than-expected sales. We believe this disappointment is indicative of a short-term market overreaction rather than long-term weakness in the company's business, and we continue to hold the stock in the portfolio. Pharmaceutical stocks, which make up the balance of our holdings in the sector, continued to be weighed down ahead of the US election on fears of a Democratic victory (Democratic policies are generally less favorable to drug companies). Share valuations also reflected overly pessimistic investor sentiment about future product development and existing drug pipelines.

The United Kingdom was a strong country performer, primarily on the strength of oil and natural resources stocks. The fund was slightly underweight in the country, as our outlook for the United Kingdom is generally less favorable than our outlook for the rest of Europe. The fund was also hurt in the United Kingdom by the exclusion of a strong performer and top index weighting, BP PLC. Instead, our preferred name in major European oil was Total SA (France).

The fund's position in Samsung Electronics Co. Ltd. (Korea) also detracted. Samsung, a leader in the global semiconductor industry, was hurt by investor concerns that computer chip sales have peaked and are poised to fall in 2005. In addition, prices have been falling for liquid crystal display (LCD) screens, a trend that is expected to result in lower near-term revenues for Samsung. Notwithstanding short-term uncertainties in the tech sector as a whole, we believe that Samsung remains reasonably valued in light of its rising market share, improving brand image and growing presence within the global technology industry.

Q:  What factors helped performance?

A:  The fund was helped by the strong performance of its holdings in Japan, where one of our key investment themes is Asian reflation, as was discussed in the fund's semiannual report. Reflation refers to the recovery in property prices, bank loan portfolios and corporate pricing power that we anticipated would be brought about by the end of destructive deflation (falling price levels) in Asia. Companies that benefited from this trend include Daito Trust Construction Co., Ltd., which was a direct beneficiary of rising real estate prices, and Mizuho Financial Group, Inc., which has emerged in the banking industry restructuring as one of the healthiest firms, with substantial reserves against potential credit losses. (As of October 31, 2004, the position in Mizuho Financial Group, Inc. was sold.) Performance also was helped by the fund's holdings in Japanese consumer stocks, which benefited from the improvement in the domestic economy. The top performer here was Toyota Motor Corp., which is performing well at home and also generating significant market share gains in the United States and Europe. (As of October 31, 2004, the position in Toyota Motor Corp. was sold.)

Fund returns also were helped by holdings in the basic materials sector. Stocks in this group were aided by the combination of continued economic growth worldwide, increasing demand for raw materials from the booming Chinese infrastructure build-out and the resulting rise in commodities prices. Our stock selection in this area was strong, as we generated outperformance from holdings in metals and mining companies such as BHP Billiton PLC (UK).

Another notable contribution came from an overweight and strong stock selection within Germany, which performed well. Winners here included Adidas-Salomon AG, E.ON AG, Hypo Real Estate Holdings AG and Metro AG. We purchased Adidas in the spring, when the stock was trading at a significant valuation discount to its peers. This gap began to close during the second and third quarters, and the fund benefited accordingly. E.ON, a utility, benefited from its decision to restructure its operations in order to streamline its business to a more focused electric and gas energy company, as well as from the recent completion of an attractive acquisition. Hypo Real Estate is a real estate finance company that completed the divestiture of its nonperforming loan portfolio at a favorable price this summer. And Metro, a retailer of both food and electronic items, continues to gain market share from its competitors.

Q:  What is your broad view of the international stock markets as we move into 2005?

A:  Notwithstanding the caution pervading the markets this past year, we maintain our view that international equities, particularly those with a growth orientation, currently offer attractive investment opportunities. Valuations and the earnings dynamics of international equities in general continue to appear compelling, especially relative to domestic equities. Based on our measure of trend earnings, growth stocks are priced at a sizable discount to value stocks. We do not expect a return to the tech-fueled growth bonanza of the late 1990s, but we do see substantial scope for growth to outperform after a four-year period of material underperformance.

We continue to focus on higher-quality companies with sustainability of earnings and growth in their core businesses. We believe areas such as digital technology and software, leisure, brewing, building materials, specialty retailing, infrastructure equipment and health care all include companies that have strong market position and are poised to benefit from rising or steady demand for their offerings. These are the opportunities that we seek to identify in the Scudder International Select Equity Fund portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Continental Europe	50%	49%
Japan	22%	21%
United Kingdom	16%	21%
Asia (excluding Japan)	10%	8%
Australia	2%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Financials	26%	26%
Consumer Discretionary	13%	13%
Industrials	12%	14%
Energy	10%	6%
Health Care	10%	10%
Telecommunication Services	9%	9%
Information Technology	6%	4%
Utilities	5%	4%
Materials	5%	7%
Consumer Staples	4%	7%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (29.9% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.6%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.4%
3. Eni SpA Provider of oilfield and engineering services	Italy	3.0%
4. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.0%
5. ING Group NV Provider of financial services to individuals	Netherlands	2.9%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.9%
7. Telefonica SA Provider of telecommunication services	Spain	2.9%
8. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.8%
9. Credit Suisse Group (Registered) Provider of universal banking services	Switzerland	2.7%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolios as of October 31, 2004

	Shares	Value ($)

Common Stocks 99.6%
Australia 1.5%
News Corporation Ltd. (ADR)* (d) (Cost $14,703,722)	439,700	14,184,722
Belgium 0.7%
Belgacom SA* (Cost $6,932,309)	189,607	6,932,309
China 1.9%
PetroChina Co., Ltd. "H" (Cost $17,541,890)	34,314,512	17,965,367
France 12.7%
Christian Dior SA	293,789	17,743,946
Credit Agricole SA	818,854	23,926,074
Sanofi-Aventis	311,059	22,672,602
Schneider Electric SA	365,000	24,097,068
Total SA (d)	168,640	34,966,501
(Cost $103,786,507)		123,406,191
Germany 9.3%
Adidas-Salomon AG	141,000	19,645,187
E.ON AG	340,500	27,625,211
Hypo Real Estate Holdings AG*	541,400	20,192,319
Metro AG	472,600	22,501,813
(Cost $70,754,888)		89,964,530
Greece 2.4%
Alpha Bank AE	818,080	23,206,231
Greek Organization of Football Prognostics	7,129	144,732
(Cost $21,641,018)		23,350,963
Hong Kong 1.5%
Swire Pacific Ltd. "A" (Cost $14,269,358)	2,063,200	14,645,502
India 0.1%
State Bank of India (ADR) (Cost $1,242,276)	46,962	1,242,276
Ireland 2.2%
CRH PLC (Cost $13,415,881)	887,545	21,112,320
Italy 3.1%
Eni SpA (Cost $18,170,224)	1,302,901	29,500,909
Japan 22.0%
Canon, Inc.	485,400	23,906,601
Credit Saison Co., Ltd.	696,500	22,235,003
Daito Trust Construction Co., Ltd. (d)	499,400	21,068,952
JFE Holdings, Inc.	714,800	19,150,636
KDDI Corp.	4,100	19,691,120
Kirin Brewery Co., Ltd.	2,337,100	20,952,248
Millea Holdings, Inc.	1,330	17,534,608
Mitsubishi Corp.	2,052,600	22,634,849
Nomura Holdings, Inc.	1,442,200	17,655,711
SMC Corp.	166,500	17,796,167
Trend Micro, Inc.	211,400	10,113,118
(Cost $184,918,428)		212,739,013
Korea 2.4%
Samsung Electronics Co., Ltd. (GDR)	86,750	17,003,000
Samsung Electronics Co., Ltd. (GDR), 144A	31,160	6,107,360
(Cost $17,656,053)		23,110,360
Netherlands 6.3%
European Aeronautic Defence & Space Co.	529,900	15,065,218
ING Groep NV	1,079,278	28,487,569
TPG NV	741,330	17,860,579
(Cost $52,642,026)		61,413,366
Russia 1.5%
Gazprom "S", (ADR)	155,833	5,821,921
Gazprom (ADR)	231,267	8,640,135
(Cost $11,856,013)		14,462,056
Singapore 2.2%
DBS Group Holdings Ltd. (Cost $19,068,376)	2,248,200	21,061,054
Spain 7.3%
Endesa SA	1,174,600	23,771,914
Industria de Diseno Textil SA	772,700	19,579,618
Telefonica SA	1,677,747	27,616,251
(Cost $60,238,818)		70,967,783
Switzerland 7.1%
Credit Suisse Group (Registered)*	774,400	26,394,507
Nestle SA (Registered)	71,440	16,842,465
Roche Holding AG	253,300	25,805,418
(Cost $60,287,523)		69,042,390
United Kingdom 15.4%
BHP Billiton PLC	911,610	9,245,351
GlaxoSmithKline PLC	1,371,100	28,815,705
HSBC Holdings PLC	2,073,100	33,408,179
Kingfisher PLC	2,533,236	14,029,386
Smith & Nephew PLC	1,863,000	15,787,789
The Sage Group PLC	6,347,500	21,342,018
Vodafone Group PLC	10,521,200	26,892,810
(Cost $131,880,745)		149,521,238
Total Common Stocks (Cost $821,006,055)		964,622,349

Securities Lending Collateral 5.3%
Daily Assets Fund Institutional, 1.80%, (c)(e)
(Cost $50,756,800)	50,756,800	50,756,800

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.80% (b)
(Cost $1,098,726)	1,098,726	1,098,726

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $872,861,581) (a)	105.0	1,016,477,875
Other Assets and Liabilities, Net	(5.0)	(48,017,798)
Net Assets	100.0	968,460,077

* Non-income producing security.

(a) The cost for federal income tax purposes was $884,703,420. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $131,774,455. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $136,863,709 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,089,254.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $48,016,342, which is 5.0% of total net assets.

(e) Represents collateral held in connection with securities lending.

144A: Securities exempt from registration under Rule 144A of The Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in portfolio, at value (cost $821,006,055) — including $48,016,342 of securities loaned	$ 964,622,349
Investments in Daily Assets Fund Institutional(a) (cost $50,756,800)	50,756,800
Investments in Scudder Cash Management QP Trust (cost $1,098,726)	1,098,726
Total investments in portfolio, at value (cost $872,861,581)	1,016,477,875
Cash	2,592
Foreign currency, at value (cost $68,070)	68,058
Receivable for investments sold	17,431,881
Receivable for Fund shares sold	1,337,823
Receivable for securities lending income	20,360
Dividends receivable	1,220,349
Foreign taxes recoverable	474,504
Other assets	3,531
Total assets	$ 1,037,036,973
Liabilities
Payable upon return of securities loaned	50,756,800
Payable for investments purchased	16,683,882
Payable for Fund shares redeemed	118,392
Accrued investment advisory fee	566,081
Other accrued expenses and payables	451,741
Total liabilities	68,576,896
Net assets, at value	$ 968,460,077
Net Assets
Net assets consist of: Undistributed net investment income	5,341,395
Net unrealized appreciation (depreciation) on: Investments	143,616,294
Foreign currency related transactions	84,791
Accumulated net realized gain (loss)	(40,012,734)
Paid-in capital	859,430,331
Net assets, at value	$ 968,460,077

a Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($483,962,453 ÷ 47,419,373 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.21
Maximum offering price per share (100 ÷ 94.25 of $10.21)	$ 10.83

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,421,761 ÷ 744,532 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 9.97

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,693,796 ÷ 1,273,802 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 9.97
Investment Class Net Asset Value, offering and redemption price(a) per share ($48,112,127 ÷ 2,712,906 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.73

Class R

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($391,641 ÷ 27,754 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 18.00
Institutional Class Net Asset Value, offering and redemption price(a) per share ($96,395,697 ÷ 5,354,266 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 18.00
Premier Class Net Asset Value, offering and redemption price per share ($319,482,602 ÷ 17,825,188 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.92

(a) Redemption price per share for shares held less than sixty days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,038,494)	$ 16,886,882
Interest	53,051
Interest — Scudder Cash Management QP Trust	36,901
Securities lending income, including income from Daily Assets Fund Institutional	512,855
Total Income	17,489,689
Expenses: Management fee	6,186,589
Administrative fee	2,505,022
Distribution and shareholder servicing fees	1,354,708
Custody fees	530,954
Legal	45,878
Auditing	101,843
Trustees' fees and expenses	38,158
Reports to shareholders	54,276
Registration fees	133,665
Other	27,117
Total expenses, before expense reductions	10,978,210
Expense reductions	(442,797)
Total expenses, after expense reductions	10,535,413
Net investment income (loss)	6,954,276
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	74,140,523
Foreign currency related transactions	(831,810)
73,308,713
Net unrealized appreciation (depreciation) during the year on: Investments	29,339,020
Foreign currency related transactions	35,593
29,374,613
Net gain (loss) on investment transactions	102,683,326
Net increase (decrease) in net assets resulting from operations	$ 109,637,602

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 6,954,276	$ 7,854,571
Net realized gain (loss) on investment transactions	73,308,713	1,991,348
Net unrealized appreciation (depreciation) on investment transactions during the period	29,374,613	119,440,479
Net increase (decrease) in net assets resulting from operations	109,637,602	129,286,398
Distributions to shareholders from: Net investment income: Class A	(4,526,177)	(831,336)
Class B	(19,287)	—
Class C	(31,534)	—
Investment Class	(505,026)	(34,330)
Class R	(218)	—
Institutional Class	(1,442,459)	(360,799)
Premier Class	(3,818,621)	(1,282,409)
Fund share transactions: Proceeds from shares sold	259,597,134	924,888,305
Reinvestment of distributions	10,089,991	2,451,946
Cost of shares redeemed	(155,224,036)	(530,169,396)
Redemption fees	13,531	21,221
Net increase (decrease) in net assets from Fund share transactions	114,476,620	397,192,076
Increase (decrease) in net assets	213,770,900	523,969,600
Net assets at beginning of year	754,689,177	230,719,577
Net assets at end of period (including undistributed net investment income of $5,341,395 and $9,267,974, respectively)	$ 968,460,077	$ 754,689,177

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.08	$ 7.56	$ 8.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.06[b]	.09[b]	.03[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.18	1.45	(.66)	(1.80)
Total from investment operations	1.24	1.54	(.63)	(1.81)
Less distributions from: Net investment income	(.11)	(.02)	—	—
Redemption fees	—[c]	—[c]	—	—
Net asset value, end of period	$ 10.21	$ 9.08	$ 7.56	$ 8.19
Total Return (%)[d]	13.77	20.42	(7.69)	(18.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	484	360.8		.5
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.36	1.33	1.42	1.41*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.36	1.33	1.41	1.40*
Ratio of net investment income (loss) (%)	.62	1.12	.34	(.15)*
Portfolio turnover rate (%)	138	160	178	220

[a] For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

Class B
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.01)[b]	.03[b]	(.02)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.15	1.42	(.67)	(1.87)
Total from investment operations	1.14	1.45	(.69)	(1.89)
Less distributions from: Net investment income	(.04)	—	—	—
Redemption fees	—[c]	—[c]	—	—
Net asset value, end of period	$ 9.97	$ 8.87	$ 7.42	$ 8.11
Total Return (%)[d]	12.87	19.54	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	3.3		.08
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.11	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.11	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	(.13)	.37	(.25)	(.43)*
Portfolio turnover rate (%)	138	160	178	220

[a] For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.86	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.01)[b]	.03[b]	(.09)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.16	1.41	(.60)	(1.87)
Total from investment operations	1.15	1.44	(.69)	(1.89)
Less distributions from: Net investment income	(.04)	—	—	—
Redemption fees	—[c]	—[c]	—	—
Net asset value, end of period	$ 9.97	$ 8.86	$ 7.42	$ 8.11
Total Return (%)[d]	13.00	19.41	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	5.6		.1
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.11	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.11	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	(.13)	.37	(1.13)	(.53)*
Portfolio turnover rate (%)	138	160	178	220

[a] For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

Investment Class
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.77	$ 13.14	$ 14.24	$ 21.31	$ 18.09
Income (loss) from investment operations:
Net investment income (loss)	.11[a]	.16[a]	.06[a]	—[b]	.01
Net realized and unrealized gain (loss) on investment transactions	2.05	2.50	(1.16)	(5.08)	3.49
Total from investment operations	2.16	2.66	(1.10)	(5.08)	3.50
Less distributions from: Net investment income	(.20)	(.03)	—	—	—
Net realized gains on investment transactions	—	—	—	(1.99)	(.28)
Total distributions	(.20)	(.03)	—	(1.99)	(.28)
Redemption fees	—[b]	—[b]	—	—	—
Net asset value, end of period	$ 17.73	$ 15.77	$ 13.14	$ 14.24	$ 21.31
Total Return (%)	13.75	20.41	(7.72)	(25.88)	(19.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	40	13	10	9
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.35	1.35	1.42	1.41	1.28
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.35	1.33	1.42	1.41	1.28
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.35	1.33	1.41	1.40	1.28
Ratio of net investment income (loss) (%)	.63	1.12	.43	.12	.04
Portfolio turnover rate (%)	138	160	178	220	233
[a] Based on average shares outstanding during the period. [b] Amount is less than $.005.

Class R
Years Ended October 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.01	$ 13.71
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.04
Net realized and unrealized gain (loss) on investment transactions	2.08	2.26
Total from investment operations	2.15	2.30
Less distributions from: Net investment income	(.16)	—
Redemption fees	—[c]	—[c]
Net asset value, end of period	$ 18.00	$ 16.01
Total Return (%)	13.47	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	392	12
Ratio of expenses (%)	1.61	1.58*
Ratio of net investment income (loss) (%)	.37	.89*
Portfolio turnover rate (%)	138	160

[a] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

* Annualized

** Not annualized

Institutional Class
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.02	$ 13.35	$ 14.45	$ 21.50	$ 18.10
Income (loss) from investment operations:
Net investment income (loss)	.15[a]	.19[a]	.12[a]	.08	(.85)
Net realized and unrealized gain (loss) on investment transactions	2.07	2.55	(1.21)	(5.14)	4.57
Total from investment operations	2.22	2.74	(1.09)	(5.06)	3.72
Less distributions from: Net investment income	(.24)	(.07)	(.01)	—	(.04)
Net realized gains on investment transactions	—	—	—	(1.99)	(.28)
Total distributions	(.24)	(.07)	(.01)	(1.99)	(.32)
Redemption fees	—[b]	—[b]	—	—	—
Net asset value, end of period	$ 18.00	$ 16.02	$ 13.35	$ 14.45	$ 21.50
Total Return (%)	13.97	20.61[c]	(7.55)	(25.57)	20.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	94	69	66	55
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.10	1.08	1.17	1.16	.96
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.10	1.08	1.16	1.15	.96
Ratio of net investment income (loss) (%)	.88	1.37	.80	.36	(.16)
Portfolio turnover rate (%)	138	160	178	220	233
[a] Based on average shares outstanding during the period. [b] Amount is less than $.005. [c] Total return would have been lower had certain expenses not been reduced.

Premier Class
Years Ended October 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.92	$ 13.28	$ 14.37	$ 21.48	$ 27.67
Income (loss) from investment operations:
Net investment income (loss)	.18[b]	.22[b]	.15[b]	.08	.07
Net realized and unrealized gain (loss) on investment transactions	2.06	2.53	(1.19)	(5.08)	(6.26)
Total from investment operations	2.24	2.75	(1.04)	(5.00)	(6.19)
Less distributions from: Net investment income	(.24)	(.11)	(.05)	(.12)	—
Net realized gains on investment transactions	—	—	—	(1.99)	—
Total distributions	(.24)	(.11)	(.05)	(2.11)	—
Redemption fees	—[c]	—[c]	—	—	—
Net asset value, end of period	$ 17.92	$ 15.92	$ 13.28	$ 14.37	$ 21.48
Total Return (%)[d]	14.25	20.84	(7.31)	(25.44)	(22.37)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	319	251	148	159	214
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.05	1.08	1.18	1.16	1.15*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.90	.90	.91	.91	.90*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.90	.90	.90	.90	.90*
Ratio of net investment income (loss) (%)	1.08	1.55	1.04	.52	.56*
Portfolio turnover rate (%)	138	160	178	220	233

[a] For the period from February 29, 2000 (commencement of operations of Premier Class shares) to October 31, 2000.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Select Equity Fund (the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers seven classes of shares to investors: Class A, Class B, Class C, Investment Class, Class R, Institutional Class and Premier Class. These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities they have loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $34,857,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010, (the expiration date), whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

Undistributed ordinary income	$ 12,027,746
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (34,857,000)
Net unrealized appreciation (depreciation) on investments	$ 131,774,455

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 10,343,322	$ 2,508,874

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class A, Investment Class and Institutional Class shareholders of the Fund and for less than sixty days, a fee of 2% of the current net asset value of the shares being redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,306,791,044 and $1,199,789,865, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund and Deutsche Asset Management, Inc. ("DeAM, Inc."), also an indirect wholly owned subsidiary of Deutsche Bank AG, is the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. For the Fund, DeAMIS, Inc. determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fees payable under the Investment Advisory Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

In addition, for the year ended October 31, 2004, the Advisor has agreed to reimburse the Fund $5,716, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrator. DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.30% of the average daily net assets of each class of the Fund, computed and accrued daily and payable monthly. However, for the Premier Class, the Administrator Service Fee is equal to an annual rate of 0.25% of the average daily net assets. For the year ended October 31, 2004, the Administrator Service Fees were as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2004
	$ 2,505,022	$ 437,081	$ 98,462

For the year ended October 31, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class at 1.50%, 2.25%, 2.25%, 1.50%, 1.75%, 1.25% and 0.90% for Class A, B, C, Investment Class, Class R, Institutional Class and Premier Class shares, respectively.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and Class R shares of the Fund and 0.75% of the average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B, C and R shares. For the year ended October 31, 2004, the Distribution Fees were as follows:

	Total Aggregated	Unpaid at October 31, 2004
Class A	$ 1,072,528	$ 194,084
Class B	44,426	4,530
Class C	76,067	7,898
Class R	472	90
	$ 1,193,493	$ 206,602

In addition, SDI, or an affiliate, provides information and administrative services ("Shareholder Servicing Fee") to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI, or an affiliate, in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Shareholder Servicing Fees were as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2004	Annualized Effective Rate
Class B	14,809	2,796.25%
Class C	25,356	4,792.25%
Investment Class	120,578	27,318.25%
Class R	472	169.25%
	$ 161,215	$ 30,075

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004 aggregated $18,871 and $68, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $9,263 and $1,844, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2004, SDI received $65.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from the Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,744,935	$ 124,446,924	70,454,797	$ 544,560,815
Class B	512,923	4,946,042	375,638	2,893,730
Class C	874,329	8,351,312	562,788	4,296,230
Investment Class	1,103,103	19,023,948	2,141,141	26,391,528
Class R	26,374	464,391	729	10,000
Institutional Class	2,874,244	49,681,832	9,671,201	128,786,993
Premier Class	3,076,768	52,682,685	16,121,811	217,949,009
		$ 259,597,134		$ 924,888,305
Shares issued to shareholders in reinvestment of distributions
Class A	471,122	$ 4,508,638	111,281	$ 831,291
Class B	1,908	17,957	—	—
Class C	2,789	26,244	—	—
Investment Class	29,196	485,822	2,517	32,643
Class R	13	218	—	—
Institutional Class	73,145	1,232,491	23,240	305,603
Premier Class	227,977	3,818,621	98,344	1,282,409
		$ 10,089,991		$ 2,451,946
Shares redeemed
Class A	(5,483,381)	$ (52,659,681)	(30,984,540)	$ (238,504,400)
Class B	(152,532)	(1,478,935)	(30,820)	(243,772)
Class C	(146,438)	(1,422,865)	(106,202)	(800,957)
Investment Class	(982,373)	(16,807,899)	(548,434)	(7,251,590)
Class R	(5,362)	(93,444)	—	—
Institutional Class	(3,488,769)	(60,931,046)	(8,933,915)	(120,350,527)
Premier Class	(1,266,669)	(21,830,166)	(11,556,554)	(163,018,150)
		$ (155,224,036)		$ (530,169,396)
Redemption fees		$ 13,531		$ 21,221
Net increase (decrease)
Class A	7,732,676	$ 76,299,122	39,581,538	$ 306,888,851
Class B	362,299	3,485,064	344,818	2,649,958
Class C	730,680	6,954,691	456,586	3,495,273
Investment Class	149,926	2,703,887	1,595,224	19,185,980
Class R	21,025	371,165	729	10,000
Institutional Class	(541,380)	(10,008,449)	760,526	8,748,746
Premier Class	2,038,076	34,671,140	4,663,601	56,213,268
		$ 114,476,620		$ 397,192,076

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder MG Investments Trust and Shareholders of International Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Select Equity Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2004	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $2,038,494 and earned $10,064,713 of foreign source income during the year ended October 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.03 per share as foreign taxes paid and $.13 per share as income earned from foreign sources for the year ended October 31, 2004.

For federal income tax purposes, the Fund designates approximately $16,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		55
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

		57
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	55
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55
William N. Searcy 9/3/46 Trustee since 1993	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	55
Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		58
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	140
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Lisa Hertz[4] 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

5 Address: 345 Park Avenue, New York, New York.

6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment, Institutional and Premier

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class A	Nasdaq Symbol	DBISX
	CUSIP Number	81116P 402
	Fund Number	499
Class B	Nasdaq Symbol	DBIBX
	CUSIP Number	81116P 501
	Fund Number	699
Class C	Nasdaq Symbol	DBICX
	CUSIP Number	81116P 600
	Fund Number	799
Class R	Nasdaq Symbol	DBITX
	CUSIP Number	81116P-576
	Fund Number	1501
Institutional Class	Nasdaq Symbol	MGINX
	CUSIP Number	81116P 105
	Fund Number	559
Investment Class	Nasdaq Symbol	MGIVX
	CUSIP Number	81116P 204
	Fund Number	899
Premier Class	Nasdaq Symbol	MGIPX
	CUSIP Number	81116P 303
	Fund Number	599

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER INTERNATIONAL SELECT EQUITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004            $55,800            $185             $7,160           $0
--------------------------------------------------------------------------------
2003            $49,800           $1,205            $6,820           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Asset
Management Investment Services Limited ("DeAMIS" or the "Adviser"), and any
entity controlling, controlled by or under common control with DeAMIS ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                $453,907                $0                    $0
--------------------------------------------------------------------------------
2003                $662,457              $50,000                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $7,160               $0              $1,153,767      $1,160,927
--------------------------------------------------------------------------------
2003            $6,820            $50,000            $4,947,177      $5,003,997
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeAMIS and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Select Equity Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Select Equity Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------